INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

EX – 101.INS	XBRL Instance Document

EX – 101.SCH	XBRL Taxonomy Extension Schema Document

EX – 101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX – 101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX – 101.LAB	XBRL Taxonomy Labels Linkbase

EX – 101.PRE	XBRL Taxonomy Presentation Linkbase